September 26, 2023 Repligen to Acquire Metenova AB Exhibit 99.2

Safe Harbor / Non-GAAP Financial Measures This press release contains forward-looking statements within the meaning of the federal securities laws. Investors are cautioned that statements in this press release which are not strictly historical statements, including, without limitation, express or implied statements or guidance regarding the expected results of the proposed acquisition of Metenova AB (Metenova) on Repligen’s future financial performance, including the accretive nature and the timing of the accretive nature of the acquisition, expected synergies and revenue contribution following the closing of the Metenova acquisition, customer adoption of Metenova products and beliefs about the single-use market, the expected expansion of Repligen’s product lines, and other statements identified by words like “believe,” “expect,” “anticipate,” “may,” “will,” “should,” “targeted,” “seek,” or “could” and similar expressions, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including, without limitation, risks associated with: the risk that the proposed acquisition may not be completed in a timely manner, or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the acquisition; Repligen’s ability to integrate Metenova’s business and personnel and to achieve expected synergies and accretion; Repligen’s ability to maintain or expand Metenova’s historical sales; Repligen’s ability to accurately forecast the acquisition, related restructuring costs and allocation of the purchase price, goodwill and other intangibles acquisition related and other asset adjustments; and other risks detailed in Repligen’s most recent Annual Report on Form 10-K subsequently filed Quarterly Reports on Form-10-Q and Current Reports on Form 8-K on file with the Securities and Exchange Commission, and the other reports that Repligen periodically files with the Securities and Exchange Commission. Actual results may differ materially from those Repligen contemplated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. These forward-looking statements reflect management’s current views and are based only on information currently available to us. Repligen does not undertake to update, whether written or oral, any of these forward-looking statements to reflect a change in its views or events or circumstances, whether as a result of new information or otherwise, that occur after the date hereof except as required by law. The industry and market data contained in this presentation are based on management’s own estimates, independent publications, government publications, reports by market research firms or other published independent sources, and, in each case, are believed by management to be reasonable estimates. Although we believe these sources are reliable, we have not independently verified the information.

Strategic acquisition of Metenova expands Fluid Management portfolio

Differentiated high performance mixing technology

- Metenova is an innovator and a market leader in mixing technology
- High efficiency mixing, improved yield and compelling ROI for customers

Expands Fluid Management capabilities

- Adds stainless steel (repeat-use) and single-use mixing technology to portfolio
- Mixing solutions for media, buffer preparation and shear sensitive proteins

Expands our total addressable market (TAM)

- Allows RGEN to enter ~$1B mixing market*
- Supports manufacturing across modalities:
  - Small molecule, mAbs, rProteins
  - Vaccines, Cell & Gene Therapy
- Primary installed base: Biopharma, CDMO

Vertical integration with NMS vessels and FlexBiosys bags

- NMS provides plastic fabricated solutions to Metenova
- Future integration of FlexBiosys single-use bags with Metenova and drive train technology
- Allows full control of supply chain

Leverage stainless steel success in promoting single-use solutions

- Metenova is a leader in the stainless steel (repeat-use) market with a broad portfolio of mixing technology
- Used by >80% of top 20 biopharma companies (based on reported 2022 revenue)

Meets Repligen's M&A criteria

- Differentiated technology - adds impellers (mixer heads) and drive trains to portfolio
- Strong revenue growth: ~15% in 2023e, 20%-25% in 2025 and forward
- Expected to be accretive to adj. margins in 2024 and to adj. EPS in 2025

*Source: Arthur D. Little analysis (Market size as of 2022)

REPLIGEN

Metenova

3

Metenova overview

Founded	2009
Headquarters	Mölndal, Sweden
Employees	~50
Founders and Leadership	Johan Westman (CEO) Alf Löfving (R&D Director) Håkan Samuelsson (President, America) Lennart Myhrberg (VP Marketing)
Ownership	~50% Private Equity
Revenue by Geography (2023e)	• Americas ~1/3 • Europe ~1/3 • Asia/ROW ~1/3
Revenue Overview	• $21M revenue FY22 • $24M-$25M revenue FY23e • 5%-10% growth FY24 • 20%-25% revenue growth FY25 forward

Revenue Profile


Revenue (in $ Millions)
$30
$25
$20
$15
$10
$5
$0
~36% CAGR
$13
$21
$24-
$25
2021
2022
2023e

Mixing Products and Applications

- High power and low shear applications
- Powder and vigorous mixing
- Single-use mixing solutions in rigid containers
- Modular platform

Product Portfolio

Metenova impellers address a wide range of applications


Zero-G
High Shear
High Power
Zero-G Plastic
Truelev
MixOne
Repeat-use
Single-use

Note: Revenues converted from Swedish Krona to U.S. Dollars at rate of $0.0901 as of 09/10/23

REPLIGEN
metenova
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Metenova fits our Fluid Management and Systems strategy Film and Bags React, Mix, Store 2D and 3D formats Proprietary film Mixing and Drive Trains Media Process fluids Resuspension Expands into adjacent segments: single-use mixer bags and mixing assemblies Mixers & Fill Finish 2023 Strategic Additions

Executing on our plan: Expanding our Fluid Management capabilities

Category	Products	2020-2023 Acquisitions	Capabilities
Components 	Valve Blocks Bottles, Tubing, Overmolding Clamps, Connectors	ARTeSYN Engineered Molding Technology BIOFLEX SOLUTIONS	• Engineered valves, liners and exoskeletons • Expert overmolding and tubing extrusion • High precision injection molding • Engineering, design and rapid prototyping
Durables 	Plastic Fabrication; Bins, Totes, Bottles	NMS BIO-PRODUCTION	• High quality durable plastic carboys and totes • Custom designs, competitive lead times
Assemblies 	Assemblies Bags and Film	FLEXBIOSYS Flexible Design, Accelerating Your Results	• Expertly designed and engineered • High value consumables • Dual sourcing in U.S. and Ireland • 2D and 3D SU Bags
Mixing Solutions 	Repeat-use and Single-use Impellers & Drive Trains	Metenova	• Aseptic bearing-less design • Application specific precision mixing • Magnetic mixer heads and drive trains

REPLIGEN
Metenova
6

Metenova meets Repligen’s acquisition criteria Technology leadership in innovative magnetic mixing technology Broad portfolio of stainless steel (repeat-use) and emerging single-use products with design and performance advantages Strengthens and expands Fluid Management portfolio  Provides opportunities for vertical integration and supports systems approach   Paves way for entry into single-use mixer market Adds another key dimension of supply chain control Repligen brings operational and commercial expertise / mutual leverage  Leverage Repligen’s commercial team for single-use products  Leverage Metenova's distributor network and relationships with vessel manufacturers and engineering firms for repeat-use Broader entry point for Repligen fluid management solutions; in use by >80% of top 20 biopharma companies Revenue growth, margin improvements as Metenova business expands Strong historical revenue growth, gross margins 55%-60% and EBITDA >20% 2024 focus on stainless steel (repeat-use) business execution, building mixer portfolio and expanding single-use market Expected to be accretive to adjusted margins in 2024, accretive to adjusted EPS in 2025 ~$170M purchase (~$162M cash, ~$8M equity), 6.5x 2024e revenue at midpoint

Favorable financial impact of Metenova acquisition Expected to add $25M-$27M of revenue in 2024 and to grow 20%-25% in 2025 forward Gross margins above Repligen’s 2023e margins, in line with Repligen historical and LT goal of 55%-60% 2024 investment focus:  Expansion of single-use mixing solutions, commercial integration  Synergies with current portfolio and mutual commercial leverage points  Expected to be accretive to adjusted gross and operating margins in 2024 Expected to be accretive to adjusted EPS in 2025

Thank you! For questions, contact investors@repligen.com